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                                                                 EXHIBIT 10.2


[LOGO]
                                                    May 1, 1994


Mr. Geoffrey A. Whynot
Treasurer
Kerr Group, Inc.
1840 Century Park East
Los Angeles, CA 90067

Dear Geoff:

This letter will confirm that we hold available for Kerr Group, Inc. a $10,000,000 line of credit with a $2MM sublimit for standy letters of credit, to extend through April 30, 1995. Borrowings shall be evidenced by a promissory note in the form attached hereto. Interest on any borrowings under this facility will be at our Base Rate, which is the higher of our announced Base Rate or overnight Federal Funds rate plus 1/2%, and shall be payable in accordance with the terms of the promissory note. Letters of credit will be 2% per annum, invoiced quarterly in arrears with a minimum flat fee of $250.00. You will execute the banks customary documents with respect to letters of credit, as well as pay all standard fees and other charges as is customary with respect to the issuance and maintenance of each letter of credit. Letters of credit shall have such maturity as the bank and company mutually agree upon.

A fee equal to 3/4% per annum, on the total amount of the line will be invoiced quarterly.

The availability of borrowings and standby letters of credit under this facility is subject to our usual reservation that we continue to be satisfied with the affairs of Kerr Group, Inc. and to any changes in government regulations or monetary policy. As well, that no event of default shall have occurred with respect to any term or condition of this line or to the $50MM senior note agreement between Kerr Group, Inc. and its holders dated September 15, 1993.

If the foregoing satisfactorily sets forth the terms and conditions of this line of credit, please execute and return the enclosed copy of this letter.

If you have any questions concerning this letter, please do not hesitate to call.



                                        Sincerely yours,
Accepted:
Kerr Group, Inc.                        KAREN LANGSTAFF
By:   GEOFFREY A. WHYNOT
   -----------------------              S. Karen Langstaff
Title: Treasurer                        Director

Date: May 2, 1994
     ----------------------


cc: Mr. D. Gordon Strickland




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                           COMMERCIAL PROMISSORY NOTE

$10,000,000.00                                         Boston, Massachusetts
                                                                 May 1, 1994

       FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (together with any successors or assigns, the "Bank"), a national banking association with its Head Office at 100 Federal Street, Boston, Massachusetts 02110, the principal amount of ten million Dollars ($10,000,000.00), on April 30, 1995 or, if less, the aggregate principal amount advanced to the undersigned by the Bank under this Note and unpaid on such date, with interest thereon at a floating rate equal to the Base Rate plus 0%. As used herein, "Base Rate" means the rate per annum equal to the greater of (i) the rate of interest announced from time to time by the Bank at its Head Office as its Base Rate, and (ii) the rate equal to the weighted average of the published rates on overnight Federal Funds transactions with members of the Federal Reserve System plus 1/2%. The rate shall change as and when the Base Rate changes and changes in the Base Rate shall take effect on the day announced, unless otherwise specified in the announcement. Interest shall be payable in arrears on July 31, 1994 and on the end of each quarter thereafter. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business.

SECTION 1.   PAYMENT TERMS.

      1.1 PAYMENTS; PREPAYMENTS. All payments hereunder shall be made by the undersigned to the Bank in United States currency at the Bank's address specified above (or at such other address as the Bank may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the due date thereof. Payments received by the Bank prior to the occurrence of an Event of Default (as defined in Section 2) will be applied first to fees, expenses and other amounts due hereunder (excluding principal and interest); second, to accrued interest; and third to outstanding principal; after the occurrence and during the continuance of an Event of Default, payments will be applied to the Obligations under this Note as the Bank determines in its sole discretion. Subject to Section 1.2, the undersigned may pay all or a portion of the amount owed earlier than it is due without premium or other charge.

      1.2 DEFAULT RATE. To the extent permitted by applicable law, upon and after the occurrence and during the continuance of an Event of Default (whether or not the Bank has accelerated payment of this Note), interest on principal and overdue interest shall, at the option of the Bank, be payable on demand at a rate per annum equal to 2% above the greater of the rate of interest otherwise payable hereunder or the Base Rate.

      1.3 LATE PAYMENT CHARGE. If a payment of principal or interest hereunder is not made within five business days of its due date, the undersigned will pay on demand a late payment charge equal to the Base Rate plus 2% of the amount of such payment. Nothing in the preceding sentence shall affect the Bank's right to accelerate the maturity of this Note in the event of any default in the payment of this Note.

SECTION 2.   DEFAULTS AND REMEDIES.

      2.1 DEFAULT. The occurrence of any of the following events or conditions shall constitute an "EVENT OF DEFAULT" hereunder:

             (a) (i) default in the payment when due of the principal of or interest on this Note or (ii) any other default in the payment or performance of this Note or of any other Obligation or (iii) default in the payment or performance of any obligation of any Obligor to others for borrowed money or in respect of any extension of credit or accommodation or under any lease greater than $1,000,000.00 dollars; including, without limitation, the occurrence of any event


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      of default under a senior note agreement dated September 15, 1993 by and between the undersigned and the holders of its, 9.45% series A senior note and 8.99% Series B senior note, collectively the "Senior Debt," holders.

             (b) failure of any representation or warranty herein or in any agreement, instrument, document or financial statement delivered to the Bank in connection herewith to be true and correct in any material respect;

             (c) default or breach of any condition under any mortgage, security agreement, assignment of lease, or other agreement securing, constituting or otherwise relating to any collateral for the Obligations;

             (d) failure to furnish the Bank promptly on request with financial information about, or to permit inspection by the Bank of any books, records and properties of, any Obligor;

             (e) merger, consolidation, sale of all or substantially all of the assets or change in control of any Obligor; or

             (f) any Obligor generally not paying its debts as they become due; the death, dissolution, termination of existence or insolvency of any Obligor; the appointment of a trustee, receiver, custodian, liquidator or other similar official for such Obligor or any substantial part of its property or the assignment for the benefit of creditors by any Obligor; or the commencement of any proceedings under any bankruptcy or insolvency laws by or against any Obligor.

             (g) the failure of the undersigned to comply with any of the terms, conditions and covenants set forth in the instruments, documents and agreements evidenced by the Senior Debt, as if each of such terms, conditions and covenants were set forth herein at length. For purposes of this paragraph, the terms, conditions and covenants in effect as of the date hereof shall be applicable to the within Note, notwithstanding any future amendment, modification or termination of the Senior Debt.

      As used herein, "OBLIGATION" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and "OBLIGOR" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Bank a security interest in, or other lien on, property on behalf of the undersigned as collateral for the Obligations.

      2.2 REMEDIES. Upon an Event of Default described in Section 2.1(f) immediately and automatically, and upon or after the occurrence of any other Event of Default at the option of the Bank, all Obligations of the undersigned
shall become immediately due and payable without notice or demand.   All rights
and remedies of the Bank are cumulative and are exclusive of any rights or remedies provided by law or in equity or any other agreement, and may be exercised separately or concurrently.


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SECTION 3.   MISCELLANEOUS.

      3.1 WAIVER; AMENDMENT. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or any amendment hereto shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion bar or waive the exercise of any such right on any future occasion. Without limiting the generality of the foregoing, the acceptance by the Bank of any late payment shall not be deemed to be a waiver of the Event of Default arising as a consequence thereof. Each Obligor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment and to any other indulgences under this Note or with respect to any such collateral, to any substitutions, exchanges or releases of any such collateral, and to any additions or releases of any other parties or persons primarily or secondarily liable hereunder, that from time to time may be granted by the Bank in connection herewith.

      3.2 SECURITY; SET-OFF. The undersigned grants to the Bank, as security for the full and punctual payment and performance of the Obligations, a continuing lien on and security interest in all securities or other property belonging to the undersigned now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the Obligations of the undersigned, although such Obligations may be contingent or unmatured; provided however that the bank by accepting this Note waives any security interest in and right of set off against the deposits of the undersigned, with respect to funding A/C #54170704, any controlled disbursement account or any master trust account established in connection with the defined contribution plan of the undersigned.

      3.3 TAXES. The undersigned agrees to indemnify the Bank and hold it harmless from and against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note or any collateral for the Obligations.

      3.4 EXPENSES. The undersigned will pay on demand all expenses of the Bank in connection with the preparation, administration, default, collection, waiver or amendment of the Obligations or in connection with the Bank's exercise, preservation or enforcement of any of its rights, remedies or options thereunder, including, without limitation, fees of outside legal counsel or the allocation costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with any travel or other costs relating to any appraisals or examinations conducted in connection with the Obligations and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an Obligation secured by any such collateral.

      3.5 BANK RECORDS. The entries on the records of the Bank (including any appearing on this Note) shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

      3.6 INFORMATION. The undersigned shall furnish the Bank from time to time with such financial statements and other information relating to any Obligor or any collateral securing this Note as the Bank may require. All such information shall be true and correct and fairly represent the financial condition and the operating results of such Obligor as of the date and for the periods


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for which the same are furnished.  The undersigned shall permit representatives of the Bank to inspect its properties and its books and records, and to make copies or abstracts thereof. Each Obligor authorizes the Bank to release and disclose to its affiliates, agents and contractors any financial statements and other information relating to said Obligor provided to or prepared by or for the Bank in connection with any Obligation. The undersigned will notify the Bank promptly of the existence or upon the occurrence of any Event of Default or event which, with the giving of notice or the passage of time or both, would become an Event of Default.

      3.7 GOVERNING LAW; CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of law rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of such state or any Federal Court sitting in such state and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

      3.8 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

      3.9 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR
(B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.


Address:                                  KERR GROUP, INC.

1840 Century Park East
- - ---------------------------------------
(Number)                      (Street)    By:       GEOFFREY A. WHYNOT
                                             ---------------------------------
Los Angeles, CA 90067                     (Type Name) Geoffrey A. Whynot
- - ---------------------------------------              -------------------------
(City, State)                (Zip Code)   Title:   Treasurer
                                                 ------------------------------